UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

5E ADVANCED MATERIALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 24, 2024

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of 5E Advanced Materials, Inc., a Delaware corporation (the “Company”), will be held on Monday, June 24, 2024, at 10:00 a.m. Pacific time (being 3:00 am AEST Tuesday, June 25, 2024). To increase access for all of our stockholders, the Annual Meeting will be online and a completely virtual meeting of stockholders. You may attend, vote, and submit questions during the Annual Meeting via the live webcast on the Internet at www.meetnow.global/MKL7NXS. You will not be able to attend the Annual Meeting in person, nor will there be any physical location.

Only stockholders of record at the close of business on May 1, 2024, are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Holders of CHESS Depositary Interests (“CDIs”) of the Company at that time will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting. We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it had been held in a physical location. As further described in the proxy materials for the Annual Meeting, you are entitled to attend the Annual Meeting via the live webcast on the Internet at www.meetnow.global/MKL7NXS. You may vote by telephone, Internet, or mail prior to the Annual Meeting. While we encourage you to vote in advance of the Annual Meeting, you may also vote and submit questions relating to meeting matters during the Annual Meeting (subject to time restrictions).

To be admitted to the Annual Meeting at www.meetnow.global/MKL7NXS, you must enter the 15-digit control number found on your proxy card. Holders of CDIs wishing to attend the Annual Meeting will need to do so as guests.

The Annual Meeting will be held for the following purposes:

1.
to elect the seven directors named in this Proxy Statement, being each of:
(1)
Susan Brennan;
(2)
David Jay Salisbury;
(3)
Stephen Hunt;
(4)
H. Keith Jennings;
(5)
Sen Ming (Jimmy) Lim;
(6)
Graham van’t Hoff; and
(7)
Barry Dick.

to serve until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation, or removal;

2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year;
3.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of (1) Susan Brennan and (2) Barry Dick in the Company’s 2022 Equity Compensation Plan;
4.
to approve, for purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of awards to Ms. Susan Brennan pursuant to the Company’s 2022 Equity Compensation Plan as follows:

(a) 152,439 Restricted Share Units with an effective date of September 15, 2023 and vesting ratably over a three year period; and

(b) 152,439 Performance Share Units with an effective date of September 15, 2023 and a vesting date of September 15, 2026.

5.
to consider and transact such other business as may properly come before the Annual Meeting.

On or about May , 2024, we began mailing to certain stockholders this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, as well as any amendments thereof (the “Annual Report”), and instructions on how to vote online. The Proxy Statement and Annual Report are available at www.envisionreports.com/FEAM.

By order of the Board of Directors,
Hesperia, California

May , 2024	Paul Weibel Chief Financial Officer and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 24, 2024.

The Proxy Statement for the Annual Meeting and Annual Report for the fiscal year ended June 30, 2023 are available at www.envisionreports.com/FEAM.

Your vote is very important. You may vote at the virtual meeting or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope.

Holders of CDIs can direct the Depositary Nominee to vote the common stock underlying their CDIs at the Annual Meeting by completing the CDI Voting Instruction Form.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
TABLE OF CONTENTS	3
FORWARD-LOOKING STATEMENTS	4
PROXY STATEMENT SUMMARY	5
PROXY STATEMENT	6
QUESTIONS AND ANSWERS	7
MATTERS TO BE CONSIDERED AT ANNUAL MEETING	14
PROPOSAL ONE (1) TO (7) – ELECTION OF DIRECTORS	14
CORPORATE GOVERNANCE	18
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	25
EXECUTIVE COMPENSATION	26
DIRECTOR COMPENSATION	32
EQUITY COMPENSATION PLAN INFORMATION	33
PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2024	34
REPORT OF THE AUDIT COMMITTEE	36
PROPOSAL THREE – TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, PARTICIPATION BY SUSAN BRENNAN AND BARRY DICK IN THE COMPANY’S 2022 EQUITY COMPENSATION PLAN	37
PROPOSAL FOUR – TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF AWARDS TO SUSAN BRENNAN PURSUANT TO THE COMPANY’S 2022 EQUITY COMPENSATION PLAN	39

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains various forward-looking statements that are not historical facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “intend,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company and management’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2023 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2023 and March 31, 2024, under the heading “Risk Factors” and in other documents filed by the Company with the Securities and Exchange Commission.

These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.

2023 PROXY STATEMENT SUMMARY

This summary contains highlights about our Company and the upcoming 2023 Annual Meeting of Stockholders. This summary does not contain all of the information that you may wish to consider in advance of the meeting, and we encourage you to read the entire Proxy Statement before voting.

2023 Annual Meeting of Stockholders

Date and Time:	Monday, June 24, 2024, at 10:00 a.m. Pacific time (being 3:00 am AEST on Tuesday, June 25, 2024)

Location:	Live webcast on the Internet at www.meetnow.global/MKL7NXS

Record Date:	May 1, 2024

* Our Annual Meeting will be conducted via live webcast. You may attend, ask questions relating to meeting matters, and vote during the Annual Meeting via the live webcast on the Internet at the link above (subject to time restrictions). You will not be able to attend the Annual Meeting in person. There will be no physical location for stockholders to attend.

Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation
1

(1) Election of Susan Brennan as a Director
(2) Election of David Jay Salisbury as a Director
(3) Election of Stephen Hunt as a Director
(4) Election of H. Keith Jennings as a Director
(5) Election of Sen Ming (Jimmy) Lim as a Director
(6) Election of Graham van’t Hoff as a Director
(7) Election of Barry Dick as a Director

FOR each Nominee
2	Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2024.	FOR
3	Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Susan Brennan and (2) Barry Dick in the Company’s 2022 Equity Compensation Plan.	FOR each current or prospective Director's participation
4	Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to Susan Brennan pursuant to the Company’s 2022 Equity Compensation Plan as follows:	FOR each grant
(1) 152,439 Restricted Share Units with an effective date of September 15, 2023 and vesting ratably over a three year period; and
(2) 152,439 Performance Share Units with an effective date of September 15, 2023 and a vesting date of September 15, 2026.

9329 Mariposa Road, Suite 210

Hesperia, CA 92344

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 24, 2024

This Proxy Statement is being furnished to the stockholders of 5E Advanced Materials, Inc. (the “Company” or “5E Materials”) in connection with the solicitation of proxies for the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, June 24, 2024, at 10:00 a.m. Pacific time (being 3:00 am AEST on Tuesday, June 25, 2024), or at any adjournment or postponement thereof, for the purposes set forth herein. The Annual Meeting will be held via live webcast on the Internet at www.meetnow.global/MKL7NXS. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”). You will be able to vote and submit questions online through the virtual-meeting platform during the Annual Meeting. Holders of CHESS Depositary Interests (“CDIs”) of the Company will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

How can I attend the Annual Meeting?

Stockholders of record at the close of business on May 1, 2024 (the “Record Date”) (or their duly appointed proxy holder) may attend, vote, and submit questions virtually during the Annual Meeting by logging in at www.meetnow.global/MKL7NXS. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card. If you are not a stockholder or do not have a control number (including holders of CDIs), you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting. The meeting will begin promptly at 10:00 a.m. Pacific time on Monday, June 24, 2024 (being 3:00 am AEST on Tuesday, June 25, 2024). We encourage you to access the meeting prior to the start time. Online access will open at 9:45 a.m. Pacific time, (being 2:45 am AEST) and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at www.meetnow.global/MKL7NXS for 90 days after the meeting.

Holders of CDIs will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting.

Can I ask questions at the virtual Annual Meeting?

Only registered stockholders as of the Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. We also encourage you to submit questions in advance of the meeting until 11:59 p.m. Eastern time the day before the Annual Meeting by going to www.meetnow.global/MKL7NXS and logging in with your control number. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the types of questions that will be accepted, will be posted on the Annual Meeting website. To ensure the orderly conduct of the Annual Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: www.meetnow.global/MKL7NXS.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on four (4) proposals at the Annual Meeting:

1.
to elect the seven directors named in this Proxy Statement, being each of:
(1)
Susan Brennan;
(2)
David Jay Salisbury;
(3)
Stephen Hunt;
(4)
H. Keith Jennings;
(5)
Sen Ming (Jimmy) Lim;
(6)
Graham van’t Hoff; and
(7)
Barry Dick

to serve until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation, or removal;

2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year;
3.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of (1) Susan Brennan and (2) Barry Dick in the Company’s 2022 Equity Compensation Plan;
4.
to approve, for purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of awards to Susan Brennan pursuant to the Company’s 2022 Equity Compensation Plan as follows:

(a) 152,439 Restricted Share Units with an effective date of September 15, 2023 and vesting ratably over a three year period; and

(b) 152,439 Performance Share Units with an effective date of September 15, 2023 and a vesting date of September 15, 2026.

as further detailed in this Proxy Statement; and

We will also consider other business, if any, that properly comes before the Annual Meeting.

What happens if other business not discussed in this Proxy Statement comes before the meeting?

The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Certificate of Incorporation (the “Charter”), Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.

How does the Board recommend that stockholders vote on the proposals?

Our Board recommends that stockholders vote “FOR” the election of each director nominees named in this Proxy Statement, “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024, FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by Susan Brennan and Barry Dick in the Company’s 2022 Equity Compensation Plan, and “FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to Susan Brennan of the Company pursuant to the Company’s 2022 Equity Compensation Plan (noting that Susan Brennan abstains from making any recommendation that stockholders vote in favor of Proposals Three and Four, and Barry Dick abstains from making any recommendation that stockholders vote in favor of Proposal Three).

Who is entitled to vote?

As of the Record Date, 63,285,836 shares of common stock, par value $0.01 per share, were outstanding. Only holders of record of our common stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the Record Date. No cumulative voting rights are authorized. Each CDI holder is entitled to direct CHESS Depositary Nominees Pty Ltd, as depositary nominee (the “Depositary Nominee”) to vote one vote for every 10 CDIs held by such holder on the Record Date.

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through the Depositary Nominee and traded on the Australian Securities Exchange. If you own CDIs, then you are the beneficial owner of one share of common stock for every 10 CDIs that you own. The Depositary Nominee, or its custodian, is considered the stockholder of record for the purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct the Depositary Nominee, or its custodian, as to how to vote the shares of common stock underlying your CDIs. As a beneficial owner, you are invited to attend the Annual Meeting. However, because you are not a stockholder, if you personally want to vote the shares of common stock underlying your CDIs at the Annual Meeting, you must inform the Depositary Nominee via the CDI Voting Instruction Form that you wish to nominate yourself (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Under the rules governing CDIs, the Depositary Nominee is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct the Depositary Nominee how to vote. We encourage you to communicate your voting instructions to the Depositary Nominee in advance of the Annual Meeting to ensure that your vote will be counted by completing the CDI Voting Instruction Form and returning it in accordance with the instructions specified on that form.

How do I vote in advance of the Annual Meeting?

If you are a holder of record of shares of common stock of the Company, you may direct your vote without attending the Annual Meeting by following the instructions on the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.

If you hold your shares in street name via a broker, bank, or other nominee, you may direct your vote without attending the Annual Meeting by signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank, or other nominee for further details.

How do I vote during the Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted if you are attending the Annual Meeting by entering the 15-digit control number found on your proxy card when you log in to the meeting at www.meetnow.global/MKL7NXS.

Shares held in street name through a brokerage account or by a broker, bank, or other nominee may only be voted at the Annual Meeting by submitting voting instructions to your bank, broker or other nominee or by presenting a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

Even if you plan to attend the Annual Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Annual Meeting?” so that your vote will be counted if you are unable to attend the Annual Meeting.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct the Depositary Nominee to vote one vote for every 10 CDIs held by such holder on the Record Date. Persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting as guests. Holders of CDIs may direct the Depositary Nominee to vote their underlying shares of common stock at the Annual Meeting by completing and returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Computershare Australia by no later than 7:00 p.m. Pacific time on Wednesday, June 19, 2024 (being 12 noon AEST on Thursday, June 20, 2024) (two business days prior to the date of the Annual Meeting) in accordance with the instructions on the CDI Voting Instruction Form.

Alternatively, CDI holders can inform the Depositary Nominee via the CDI Voting Instruction Form that they wish to nominate themselves (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Can I change my vote or revoke my proxy or CDI Voting Instruction Form?

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•
delivering to the attention of the Secretary at the address on the first page of this Proxy Statement a written notice of revocation of your proxy;
•
delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•
attending the Annual Meeting and voting electronically, as indicated above under “How do I vote during the Annual Meeting?”, but note that attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker, or other nominee and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker, or other nominee).

If you are a holder of CDIs and you direct the Depositary Nominee to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by no later than 7:00 p.m. Pacific time on Wednesday, June 19, 2024 (being 12 noon AEST on Thursday, June 20, 2024).

What is a broker nonvote?

Brokers, banks, or other nominees holding shares on behalf of a beneficial owner (other than the Depositary Nominee) may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner.

With respect to “nonroutine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024 (Proposal Two). Each of the other Proposals are nonroutine matters.

A broker nonvote occurs when a broker, bank, or other nominee does not vote on a nonroutine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. A broker, bank, or other nominee may exercise its discretionary voting authority on Proposal Two because Proposal Two is a routine matter, and as such, there will be no broker nonvotes on Proposal Two. Broker nonvotes may occur as to the other Proposals or any other nonroutine matters that are properly presented at the Annual Meeting. The effect of broker nonvotes on each of the other Proposals is described below.

What constitutes a quorum?

The presence at the Annual Meeting, either in person or by proxy, of holders of a majority in voting power of the shares of the Company entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Abstentions and broker nonvotes will be counted as present for the purpose of determining whether there is a quorum at the Annual Meeting. Your shares are counted as being present if you participate virtually at the Annual Meeting and cast your vote online during the meeting prior to the closing of the polls by visiting www.meetnow.global/MKL7NXS, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.

What vote is required to approve each matter to be considered at the Annual Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
1

Election of each of the seven directors named in this Proxy Statement (1) Susan Brennan; (2) David Jay Salisbury; (3) Stephen Hunt; (4) H. Keith Jennings; (5) Sen Ming (Jimmy) Lim; (6) Graham van’t Hoff; (7) Barry Dick (each as a separate resolution).

		Majority of Votes Cast	No	No Effect	No Effect
2	Ratification of the appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2024.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	Yes	N/A	Same as Vote Against
3

Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Susan Brennan and (2) Barry Dick in the Company’s 2022 Equity Compensation Plan (each as a separate resolution).

		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
4	Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to Susan Brennan pursuant to the Company’s 2022 Equity Compensation Plan as follows:	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
(a) 152,439 Restricted Share Units; and
(b) 152,439 Performance Share Units;
as further detailed in this Proxy Statement.

Proposal One: Election of Seven Directors Named in This Proxy Statement.

Our Bylaws provide that the election of directors shall be determined by a majority of the votes cast at the meeting by the holders of stock entitled to vote thereon. Abstentions and broker nonvotes will have no effect on Proposal One.

Under our Bylaws, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee. The Nominating and Corporate Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for re-election does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee shall make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors shall act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

Proposal Two: Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2024.

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year requires approval by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. An abstention on Proposal Two will have the same effect as a vote against. Brokers will have discretionary authority to vote on this proposal. Accordingly, there will not be any broker nonvotes on Proposal Two.

Proposal Three: Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Susan Brennan and (2) Barry Dick in the Company’s 2022 Equity Compensation Plan.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Three and broker nonvotes will have no effect on Proposal Three. A voting exclusion applies in respect of the proposal as noted below.

Proposal Four: Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to Susan Brennan pursuant to the Company’s 2022 Equity Compensation Plan.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Four and broker nonvotes will have no effect on Proposal Four. A voting exclusion applies in respect of the proposal as noted below.

Voting exclusion statement

The Company will disregard any votes cast in favor of:

•
Proposal Three by or on behalf of Susan Brennan and Barry Dick or any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Company’s 2022 Equity Compensation Plan or any of their associates; and
•
Proposal Four, by or on behalf of Susan Brennan or any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Company’s 2022 Equity Compensation Plan or any of their associates.

However, the Company need not disregard a vote cast in favor of any of the above Proposals by:

•
a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney to vote on the relevant Proposal in that way;
•
the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or
•
a holder acting solely in a nominee, trustee or custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
•
the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and
•
the holder votes on the relevant Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

What is the deadline for submitting a proxy or CDI Voting Instruction Form?

To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Friday, June 21, 2024, and proxies submitted by mail should be received by the close of business on Friday, June 21, 2024 (the business day prior to the date of the Annual Meeting).

CDI Voting Instruction Forms must be received by Computershare Australia by no later than 7:00 p.m. Pacific time on Wednesday, June 19, 2024 (being 12 noon AEST on Thursday, June 20, 2024) (two business days prior to the date of the Annual Meeting) in accordance with the instructions on the CDI Voting Instruction Form.

What does it mean if I receive more than one proxy card or CDI Voting Instruction Form?

If you hold your shares or CDIs in more than one account, you will receive one proxy card or CDI Voting Instruction Form for each account (as applicable). To ensure that all of your shares or CDIs are voted, please complete, sign, date, and return one proxy card or CDI Voting Instruction Form for each account or use the proxy card for each account to vote by Internet or by telephone.

How will my shares be voted if I return a blank proxy card or a blank CDI Voting Instruction Form?

If you are a holder of record of our common stock and you sign and return a proxy card or CDI Voting Instruction Form or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:

•
“FOR” the election of each of the directors named in this Proxy Statement;
•
“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024;
•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by the directors in the Company’s 2022 Equity Compensation Plan;
•
“FOR” the approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to each of the current directors of the Company; and

If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:

•
will be counted as present for purposes of establishing a quorum;
•
will be voted in accordance with the broker’s, bank’s, or other nominee’s discretion on “routine” matters, which includes the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024 (Proposal Two); and
•
will not be counted in connection with the other Proposals or any other nonroutine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker nonvotes.”

Our Board knows of no matter to be presented at the Annual Meeting other than Proposals identified in this Proxy Statement. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Who is making this solicitation and who will pay the expenses?

This proxy solicitation is being made on behalf of our Board. The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, our employees may solicit proxies personally or by telephone or facsimile, but they will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Annual Meeting, at 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, CA 92344 between the hours of 9:00 a.m. and 5:00 p.m. Pacific time. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at www.meetnow.global/MKL7NXS. You will need the control number included on your proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this procedure, we send only one set of proxy materials to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge, by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

When are stockholder proposals due for the 2024 Annual Meeting of the stockholders?

We intend to hold our next annual meeting in late 2024. Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our Charter, our Bylaws, and the rules established by the SEC.

As we expect to hold our next annual meeting in late 2024 (which will be a date changed by more than 30 days from the date of the 2023 Annual Meeting), under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if you want us to include a proposal in the proxy materials for our 2024 Annual Meeting of stockholders, we must receive the proposal at our executive offices at 9329 Mariposa Road, Suite 210, Hesperia, California 92344, no later than a reasonable time before we begin to print and send our proxy materials.

As we expect to hold our next annual meeting in late 2024 (which will be a date more than 30 days in advance of the anniversary of the 2023 Annual Meeting), pursuant to our Bylaws, a stockholder proposal of business submitted outside of the process established in Rule 14a-8 and nominations of directors must be received no earlier than the close of business on the 120th day prior to the 2024 Annual Meeting , and not later than the later of close of business on the 90th day prior to the 2024 Annual Meeting and the close of business on the tenth (10th) day following the first date of public disclosure of the date of the 2024 Annual Meeting. All proposals submitted outside of the process established in Rule 14a-8 and nominations of directors must comply with the requirements set forth in our Bylaws. Any proposal or nomination should be addressed to the attention of our Secretary, and we suggest that it be sent by certified mail, return receipt requested.

In addition, as we expect to hold our next annual meeting in late 2024 (which will be a date changed by more than 30 calendar days from the date of the 2023 Annual Meeting), to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the later of 60 days prior to the date of the 2024 Annual Meeting or the tenth (10th) day following the date of public announcement of the date of the 2024 Annual Meeting.

Whom can I contact for further information?

You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Annual Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at 9329 Mariposa Road, Suite 210, Hesperia, California 92344.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE (1) TO (7)

ELECTION OF DIRECTORS

General

At the Annual Meeting, our stockholders will vote on seven directors for a one-year term and until the election and qualification of their respective successors in office, or until such director’s earlier death, resignation, or removal. ASX Listing Rule 14.5 requires that an entity which has directors must hold an election of directors at each Annual Meeting. Further, in accordance with ASX Listing Rule 14.4, a director must not hold office (without re-election) past the third Annual Meeting following their appointment of 3 years, whichever is longer.

Stefan Selig will not be standing for reelection at the Annual Meeting, pursuant to the Restructuring Support Agreement entered into by the Company and the parties specified therein as of December 5, 2023. As previously disclosed on a Current Report on Form 8-K filed with the SEC on December 6, 2023, and related amendment to the Current Report on Form 8-K/A filed with the SEC on December 11, 2023, under the Restructuring Support Agreement, Stefan Selig agreed to serve on our board of directors for a six-month term starting on December 11, 2023, and his term will expire on June 11, 2024.

The directors named herein have agreed to serve, if elected, until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation, or removal. There are no family relationships between or among any of our executive officers, nominees, or continuing directors. Mr. Barry Dick, one of our director nominees, was initially recommended by Ascend Global Investment Fund SPC for and on behalf of Strategic SP.

The election of each director will be voted on separately.

If a proposal to elect a director is approved, the director will be appointed for a one-year term as outlined above. If a proposal to elect a director is not approved, the director will not be appointed and will cease to be a director, and the board may be required to take steps to fill that vacancy.

Director Nominees

The following table sets forth information with respect to our director nominees for election at the Annual Meeting:

Name		Independent	Age
(1)	Susan Brennan	No	61
(2)	David Jay Salisbury	Yes	71
(3)	Stephen Hunt	Yes	60
(4)	H. Keith Jennings	Yes	53
(5)	Sen Ming (Jimmy) Lim	Yes	49
(6)	Graham van’t Hoff	Yes	61
(7)	Barry Dick	Yes	61

Board Skills Matrix

	(1) Susan Brennan	(2) David Jay Salisbury	(3) Stephen Hunt	(4) H. Keith Jennings	(5) Sen Ming (Jimmy) Lim	(6) Graham van’t Hoff	(7) Barry Dick	Total
Executive Leadership	✓	✓	✓	✓	✓	✓	✓	7
Mining/Rare Earth Minerals/Specialty Chemicals Industry Experience		✓		✓		✓	✓	4
Business Operations	✓	✓		✓		✓		4
Strategic Development/Planning	✓	✓	✓	✓	✓	✓	✓	7
Corporate Governance	✓			✓		✓	✓	4
Financial Expert				✓				1
Business to Business Sales and Marketing	✓	✓				✓		3
Capital Markets			✓	✓	✓		✓	4
ESG Leadership	✓	✓		✓		✓		4
M&A Experience	✓		✓	✓	✓	✓	✓	6
International Experience	✓	✓	✓	✓	✓	✓	✓	7

Board Diversity Matrix (as of May 1, 2024)

Total Number of Director Nominees: 7

Part I: Gender Identity	Female	Male	Nonbinary	Did Not Disclose Gender Identity
Directors	1	6	-	-
Part II: Demographic Background	-	-	-	-
African American or Black	-	1	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

More detailed biographical descriptions of the nominees are set forth in the text below. These descriptions include the experience, qualifications, qualities, and skills that led to the conclusion that each director should serve as a member of our Board at this time.

(1) Susan Brennan was appointed as a Director in June 2023. Ms. Brennan, has served as the President of Susan Brennan Leadership, LLC, a consulting firm that advises companies in the energy, automotive, and technology industries, since October 2022. Before launching Susan Brennan Leadership, LLC, Ms. Brennan served as the President and Chief Executive Officer of Romeo Power, an energy technology leader delivering electrification solutions for complex commercial vehicle applications, from August 2021 to October 2022. From November 2013 to August 2021, Ms. Brennan served as the Chief Operations Officer of Bloom Energy Corporation. Previously, she spent decades in a variety of leadership positions in the automotive manufacturing industry, including at Nissan North America, the Ford Motor Company, and the Douglas and Lomason Company. Ms. Brennan holds a Master of Business Administration in Economics from the University of Nebraska at Omaha and a Bachelor of Science in Microbiology from the University of Illinois-Campaign-Urbana. We believe Ms. Brennan’s extensive and diverse expertise in the energy, automotive and technology industries, as well as her service as our Chief Executive Officer (“CEO”), qualifies her to serve on our Board of Directors.

(2) David J. Salisbury was appointed as Chairman of the Board in January 2022. Mr. Salisbury has served as Chairman of ABR since August 1, 2020, and served as Executive Chairman of ABR from May 2021 to August 2021. Mr. Salisbury has also served as Chairman of Fort Cady (California) Corporation, a subsidiary of ABR, since August 2020 and served as the President and CEO of Fort Cady (California) Corporation from May 2021 to August 2021. Mr. Salisbury’s business experience spans a period of over 40 years with significant involvement in underground and surface coal, open-pit gold, uranium mining, and copper mine development. Over that period, he has held senior executive positions at The Coteau Properties Company, Energy Resources Company, Al Hamilton Contracting Company, Cordero Mining Company, Kennecott Ridgeway Mining Company Inc., Rössing Uranium Limited, Kennecott Minerals Company, Resolution Copper Mining, LLC (Rio Tinto), and PetroDome Energy LLC. While working for Rio Tinto, Mr. Salisbury was President and CEO of Resolution Copper Company LLC, President and CEO of Kennecott Minerals Company, and Managing Director and CEO of Rössing Uranium Limited. In addition, he was a Leader for Rio Tinto’s global improvement program, Improving Performance Together, focused on the development of common improvement processes related to ore and mineral processing across global operations. Over his career, Mr. Salisbury has been responsible for operating and capital-budget development, operating-cost control, product quality, profit/loss, engineering, safety, field operations and maintenance, strategic planning, environmental compliance, market development, merger and acquisition analysis, employee relations, community, public relations, and government relations at both the state and federal levels. He was also directly responsible for the development, construction, and operations of four mines. Mr. Salisbury holds a Bachelor of Science, Electrical Engineering, from Utah State University and an MBA from the University of South Carolina. We believe Mr. Salisbury’s deep operational and transactional experience and expertise in the energy, technology and mining industry qualifies him to serve on our Board of Directors.

(3) Stephen Hunt was appointed as a Director in January 2022. Mr. Hunt has also served as a Director of ABR since May 2017. Mr. Hunt is currently Executive Chairman of Sparc Technologies Ltd. (ASX: SPN), which is developing and commercializing graphene applications as well as photocatalytic hydrogen production. Mr. Hunt’s experience includes over 20 years of serving as a Director of multiple ASX-listed companies. Previous Directorships include Executive Chairman and Non-Executive Director of Volt Resources Ltd. (ASX: VRC), Non-Executive Director of Magnis Energy Technologies Ltd. (ASX: MNS), Non-Executive Director of IMX Resources Ltd. and Australian Zircon Ltd.

(4) H. Keith Jennings was appointed as a Director in October 2022. Mr. Jennings has over 30 years’ experience as a global business leader with a focus on finance across the pharmaceuticals, genomics, chemicals, fuels and energy sectors. Mr. Jennings most recently acted as Executive Vice President and Chief Financial Officer of Weatherford International (NASDAQ: WFRD). Prior to this, Executive Vice President and Chief Financial Officer of Calumet Specialty Products Partners (NASDAQ: CLMT), the Vice President, Finance and Vice President & Treasurer of Eastman Chemical Company (NYSE: EMN). He has also served as the Vice President & Treasurer of Cameron International (NYSE:CAM). Mr. Jennings holds a Bachelor of Commerce from the University of Toronto and an MBA from Columbia University and is a Chartered Professional Accountant.

(5) Sen Ming (Jimmy) Lim was appointed as a Director in January 2022. Mr. Lim has also served as a Director of ABR since February 2021. Mr. Lim has served as the Managing Director and Founder of Virtova Capital Management Limited, a natural resources industry advisory firm providing corporate advisory services encompassing M&A and structured financings in relation to assets in the sector since 2018. In this role, he advises several ASX-listed mining companies with respect to mergers, acquisitions, and structured finance. Mr. Lim has worked for global investment banks in Australia (JPMorgan) and Hong Kong (Morgan Stanley and Goldman Sachs). Mr. Lim has served as a Non-Executive Director of Stanmore Resources Limited since October 2019.

(6) Graham van’t Hoff was appointed as Director in October 2022. Mr. van’t Hoff is a global business executive with a 35-year career focused on business restructuring and growth with a track record of scaling business and driving growth through business disruption, restructures, technology integration and tight project management disciplines. Mr. van’t Hoff finished his 35-year career with Royal Dutch Shell PLC (NYSE: SHEL) as the Executive Vice President of Global Chemicals where he was responsible for the company’s $25 billion global chemicals business over a seven year period of record profitability. Prior to this role, he held the positions of Chairman, Shell UK, Executive Vice President, Alternative Energies and CO2 and Vice President, Base Chemicals. Mr. van’t Hoff holds a Bachelor of Arts and Master of Arts in Chemistry from Oxford University, UK and a Master of Business Management with distinction from Alliance Manchester Business School, UK. We believe Mr. van’t Hoff’s experience at various energy and specialty chemicals companies qualifies him to serve on our Board of Directors.

(7) Barry Dick was appointed as a Director in May 2024, subject to approval by shareholders at the Annual Meeting. Mr. Dick has over 25 years of marketing and investment banking experience in Asia and has built leading sales and origination organizations at Merrill Lynch, StormHarbour, and Opvs Group. He has served as Co-Founder, Partner, and Director of Gold Quay Capital PTE. Ltd. since June 2013 and is responsible for sourcing private transactions and marketing investment opportunities to long term investor relationships that have been developed over the last 20 years in southeast Asia. Prior to that, he served as Principal and Managing Director at StormHarbour Securities (Singapore) Pte. Ltd. from August 2013 to May 2015, where he was focused on sourcing and distributing private transactions throughout southeast Asia. Previously, Mr. Dick was Managing Director, Head of Fixed Income Sales at Merrill Lynch (Asia Pacific) Limited, where he was responsible for building Merrill Lynch’s Asian FICC sales organization. Following his career at Merrill Lynch, Mr. Dick co-founded Opvs Group, a hybrid hedge fund and boutique investment bank where he built a fund raising organization and was responsible for sourcing private transactions for both the firm and third parties. Mr. Dick holds a Bachelor of Science in Business Administration from Northeastern University and a Master’s in Business Administration from Duke University.

Our directors bring a range of skills and experience in relevant areas, including finance, exploration and production, environment, international business and leadership, as well as specialty chemicals. We believe this cross-section of capabilities enables our Board of Directors to help guide our objectives and leading corporate governance practices.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE NAMED ABOVE.

CORPORATE GOVERNANCE

Our Board believes sound corporate governance processes and practices, as well as high ethical standards, are critical to handling challenges and to achieving business success. We embrace leading governance practices and conduct ongoing reviews of our governance structure and processes to reflect changing circumstances. Below are highlights of our corporate governance practices and principles.

Director Independence

Our common stock is listed on the Nasdaq Stock Market (the “Nasdaq”). Under the rules of the Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of listing on the Nasdaq. In addition, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent. Under the rules of the Nasdaq, a director will only qualify as an “independent director” if the director has no relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

At least annually, our Board evaluates all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a relationship exists that might interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our Board will make an annual determination of whether each director is independent within the meaning of the independence standards of Nasdaq and the SEC.

Our Board has determined that each of Messrs. Salisbury, Hunt, Jennings, van’t Hoff, Lim and Dick qualifies as an “independent director” as defined under the rules of the Nasdaq. Ms. Brennan is not independent. Our Board also has determined that Messrs. Jennings, Hunt, and Salisbury, who comprise our Audit Committee, Messrs. van’t Hoff and Jennings, who comprise our Compensation Committee, and Messrs. van’t Hoff and Salisbury, who comprise our Nominating and Corporate Governance Committee, satisfy the independence standards for such committees established by the SEC and the rules of the Nasdaq, as applicable. In making such determinations, our Board considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.

Board Leadership Structure

Our Corporate Governance Guidelines provide the Board will determine the Board leadership structure in a manner that it determines to be in the best interests of the Company and its stockholders. The Chairman of the Board and CEO positions may, but need not be, filled by the same individual. At this time, the offices of the Chairman of the Board and the CEO are not combined. If the offices were combined, the Board would appoint a lead independent director to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine.

Role of the Board in Risk Oversight

The Board is responsible for the oversight of risk, while management is responsible for the day-to-day management of risk. The Board, directly and through its committees, carries out its oversight role by regularly reviewing and discussing with management the risks inherent in the operation of our business and applicable risk mitigation efforts. Management meets regularly to discuss the Company’s business strategies, challenges, risks and opportunities and reviews those items with the Board at regularly scheduled meetings. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements, including whether the Company’s incentive compensation plans encourage excessive or inappropriate risk taking. The Audit Committee is responsible for overseeing our risk assessment and management processes related to, among other things, our financial reports and record-keeping, major litigation and financial risk exposures and the steps management has taken to monitor and control such exposures. The Nominating and Corporate Governance Committee is responsible for risk oversight associated with corporate governance practices and the composition of our Board and its committees.

Evaluations of the Board of Directors

The Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by our Nominating and Corporate Governance Committee. The Board discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof or of the directors.

Board and Committee Meetings and Attendance

Directors are expected to make every effort to attend all meetings of the Board and all meetings of the committees on which they serve. During fiscal year ended June 30, 2023 (“fiscal year 2023”), our Board had 13 Board meetings, our Audit Committee had 5 meetings, and our Nominating and Corporate Governance and Compensation Committees each had 4 meetings. During fiscal year 2023, each member of our Board attended at least 75% of all Board and relevant Committee meetings held during the period in which such director served. Our independent directors hold regularly scheduled executive sessions without our management present. These executive sessions of independent directors are chaired by our Chairman of the Board.

Board Attendance at Annual Stockholders’ Meeting

Each director is encouraged and generally expected to attend the Company’s annual meeting of stockholders.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our Board are described below. Copies of the charters of the committees are available on the investor relations page of our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

The following table provides current membership and meeting information for 2023 for each of these committees of our Board with directors marked with an asterisk (*) identified as committee chair:

Name	Audit	Nominating and Corporate Governance	Compensation
David Jay Salisbury	✓	✓
Stephen Hunt	✓
H. Keith Jennings	✓*		✓
Sen Ming (Jimmy) Lim
Graham van’t Hoff		✓*	✓*
Barry Dick
Susan Brennan
Total meetings held in 2023	5	4	4

Audit Committee

Messrs. Jennings, Hunt and Salisbury are the members of the Audit Committee. Mr. Jennings is the Chairman of the Audit Committee. Each proposed member of the Audit Committee qualifies as an independent director under the Nasdaq corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that Mr. Jennings qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K, and that each of the members is able to read and understand fundamental financial statements, as defined under the rules of the Nasdaq.

Under its charter, the functions of the Audit Committee include, among other things:

•
the Company’s accounting and financial reporting processes and the integrity of its financial statements;
•
the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors;
•
the Company’s compliance with legal and regulatory requirements; and
•
the performance of the Company’s internal accounting controls, disclosure controls and procedures and internal control over financial reporting.

Compensation Committee

Messrs. van’t Hoff and Jennings are the members of the Compensation Committee. Mr. van’t Hoff is the Chairman of the Compensation Committee. All of the members of the Compensation Committee are independent directors and are considered to be a “non-employee director” under Rule 16b-3 of the Exchange Act.

Under its charter, the functions of the Compensation Committee include, among other things:

•
determine, or recommend to the Board for determination, the compensation of the Chief Executive Officer and all other executive officers (as defined herein) of the Company;
•
make recommendations to the Board with respect to (to the extent set forth in its charter or otherwise directed by the Board) compensation of the non-employee directors;
•
make recommendations to the Board with respect to incentive compensation plans and equity-based plans that are subject to Board approval;
•
exercise oversight with respect to the Company’s compensation philosophy, incentive compensation plans and equity-based plans covering executive officers and senior management;
•
review and discuss with management the Company’s Compensation Discussion & Analysis required by SEC rules to be included in the Company’s proxy statement and Annual Report on Form 10-K; and
•
produce the annual compensation committee report for inclusion in the Company’s proxy statement and Annual Report on Form 10-K.

The Compensation Committee charter also provides that the Compensation Committee shall have the sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser.

Nominating and Corporate Governance Committee

Messrs. Salisbury and van’t Hoff are members of the Nominating and Corporate Governance Committee. Mr. van’t Hoff is the Chairperson of the Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee are independent directors.

Under its charter, the functions of the Nominating and Corporate Governance Committee include, among other things:

•
identify and recommend to the Board for selection the individuals qualified to serve on the Company’s Board (consistent with criteria that the Board has approved) either for election by stockholders at each meeting of stockholders at which directors are to be elected or for appointment to fill vacancies on the Board;
•
develop, recommend to the Board and assess corporate governance policies for the Company; and
•
oversee the evaluation of the Board.

The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

The Nominating and Corporate Governance Committee meets periodically, and no less frequently than annually, to assess, develop and communicate with the full Board concerning the appropriate criteria for nominating and appointing directors, including the Board’s size and composition, corporate governance policies, applicable listing standards and laws, individual director performance, expertise, experience, qualifications, attributes, skills, tenure and willingness to serve actively, the number of other public and private Company Boards on which a director candidate serves, consideration of director nominees proposed or recommended by stockholders and related policies and procedures, and other appropriate factors. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company will be identified, interviewed and evaluated by the Nominating and Corporate Governance Committee. Potential director candidates recommended by the Company’s management and stockholders are evaluated in the same manner as nominees identified by the Nominating and Corporate Governance Committee. Candidates selected by the Nominating and Corporate Governance Committee will then be recommended to the full Board.

Director Nominations by Stockholders

Nominations of persons for election to the Board may be made by any stockholder of the Company who is a stockholder of record and complies with the notice procedures set forth in the Bylaws, and such nominations must be accompanied by a written consent from the proposed nominee to be named as a nominee and to serve as a director if elected. All candidates, regardless of the source of their recommendation, are evaluated in the same manner as nominees identified by the Nominating and Corporate Governance Committee.

Election of Directors

We have voluntarily adopted a majority-voting standard for uncontested elections of directors. Our Bylaws provide that, unless otherwise required by law or our Charter or Bylaws, the election of our directors will be decided by a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election, unless our Secretary determines that the number of nominees for director exceeds the number of directors to be elected, in which case directors will be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors.

If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee will not be elected. Our Nominating and Corporate Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for reelection does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors must act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who fails to receive a majority vote is not permitted to participate in the committee’s recommendation or the Board of Directors’ decision.

Corporate Governance Guidelines and Code of Business Conduct

We have adopted Corporate Governance Guidelines and a written Code of Business Conduct (the "Code of Conduct"), which are available on our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement.

Our Corporate Governance Guidelines provide the framework for our corporate governance along with our Charter, Bylaws, committee charters and other key governance practices and policies. Our Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of directors, Board membership criteria, and Board committee composition. Our guidelines currently provide for our directors to retire upon reaching age 70. Due to Mr. Salisbury’s institutional knowledge and recent transitions on the Board, the Board believes that it would be in the best interests of the Company and its shareholders for Mr. Salisbury to stand for reelection to the Board.

Our Code of Conduct is applicable to our directors, executive officers and employees. The Code of Conduct codifies the business and ethical principles that govern all aspects of the Company’s business. Any waiver of this Code of Conduct for any individual director or officer of our Company must be approved, if at all, by our board of directors. Any such waivers granted, as well as substantive amendments to this Code of Conduct, will be publicly disclosed by appropriate means in compliance with applicable listing standards and SEC rules.

Prohibition on Hedging and Pledging of Company Securities

We have adopted an Insider Trading and Securities Dealing Policy, which is available on our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement. This policy, among other things, prohibits officers, directors, and employees from engaging in hedging transactions, such as the purchase or sale of puts or calls, or the use of any other derivative instruments. Officers, directors, and employees of the Company are also subject to certain pre-clearance procedures with respect to holding Company securities in a margin account or pledging Company securities as collateral for a loan.

Stockholder Communications

Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director, care of 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, California 92344, Attention: Corporate Secretary. Our Corporate Secretary shall initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party. Our Corporate Secretary will not forward communications that are not relevant to the duties and responsibilities of the Board. The Board will generally respond, or cause the Company to respond, in writing to bona fide communications from stockholders addressed to one or more members of the Board.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Company’s Audit Committee charter requires that the Audit Committee review and approve or disapprove all related person transactions that are required to be disclosed by Item 404 of Regulation S-K. The Company reviews all relationships and transactions reported to it in which the Company and our directors and executive officers or their immediate family members or any person who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock are participants to determine whether such persons have a direct or indirect material interest. The Company’s Corporate Secretary is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction.

Our Board of Directors has adopted a policy regarding transactions affecting director independence as part of a comprehensive governance program. This policy regarding transactions between us or any of our affiliates and our directors, officers, and employees is set forth in writing in our Corporate Governance Guidelines and our Code of Conduct. These documents are available on our website. The Board of Directors believes these documents promote the effective functioning of the Board, its committees, and management. Accordingly, they are periodically reviewed and revised, as appropriate.

Since June 30, 2021, there have been no transactions, and there currently are no proposed transactions, in which we are to be a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 and one percent (1%) of the average of our total assets as of the end of last three completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of the Record Date of May 1, 2024, by each person, or group of affiliated persons, known to the Company to own beneficially more than 5% of the Company’s outstanding common stock, each director and director nominee, each named executive officer, and all the executive officers and directors of the Company as a group. Unless otherwise indicated in the footnotes to the table, the address of each such person is care of the Company, 9329 Mariposa Road, Suite 210, Hesperia, California 92344.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. Shares of common stock subject to options currently exercisable or exercisable within 60 days of May 1, 2024, are deemed outstanding for purposes of computing the percentage beneficially owned by such holder, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the stockholders listed in the table. The percentage for each beneficial owner is calculated based on (i) the aggregate number of shares reported to be owned by such group or individual and (ii) the aggregate number of shares of common stock outstanding as of May 1, 2024 (63,285,836 shares).

Name	Shares of Common Stock Owned(1)	Right to Acquire Beneficial Ownership in Number of Common Stock(2)	Total Common Stock Beneficially Owned	Percent of Outstanding Common Stock(1)(2)
Directors:
David Salisbury	17,387	203,701	221,088	*
Stephen Hunt(3)	145,131	3,701	148,832	*
H. Keith Jennings	6,229	—	6,229	*
Sen Ming (Jimmy) Lim(4)	5,135,189	3,701	5,138,890	8.12%
Graham van’t Hoff	9,591	—	9,591	*
Barry Dick	1,000	—	1,000	*
Executive Officers:	—	—	—	*
Susan Brennan	—	39,309	39,309	*
Paul Weibel	2,317	184,073	186,390	*
All directors and named executive officers as a group (eight persons):	5,316,844	434,485	5,751,329	9.09%
*Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1) Includes shares of common stock that may be represented by CDIs.

(2) Includes common stock that may be acquired through the exercise of stock options that are currently exercisable or will be exercisable within 60 days of May 1, 2024, and shares of common stock that may be acquired through the vesting and settlement of Director Stock Units or Restricted Stock Units scheduled to occur within 60 days of May 1, 2024.

(3) Includes 82,797 shares of our common stock held by Mr. Hunt individually, 20,834 shares of our Common Stock held in Mr. Hunt’s superannuation fund, and 41,500 shares of our common stock held by Minerals and Metals Marketing Pty. Ltd., a corporation of which Mr. Hunt is the sole stockholder and director.

(4) These shares are owned by Virtova Capital Management Limited. Director Sen Ming (Jimmy) Lim is the sole stockholder of Virtova Capital Management Limited and, as such, may be deemed to be the beneficial owner of the shares held by Virtova Capital Management Limited.

Shares Owned by Certain Beneficial Holders

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

The following table sets forth the information for each person deemed to beneficially own 5% or more of our outstanding common stock, based on information regarding the beneficial ownership of common stock available to us as of May 1, 2024.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Common Stock(1)
Meridian Investments Corporation(2) 1 Kim Seng Promenade #10-01 East Tower, Great World City Singapore 237994	38,496,665	39.9%
BEP Special Situations IV LLC(3) 300 Crescent Court, Suite 1860 Dallas, TX 75201	33,130,810	34.4%
Virtova Capital Management Limited(4) Room 1104, Crawford House, 70 Queen Road Central Central, Hong Kong, SAR	5,128,206	8.1%
Atlas Precious Metals Inc.(5) 100 King Street, W#1600 Toronto, Ontario, M5X1G5, Canada	4,092,000	6.5%
Mayfair Ventures Pte Ltd(6) 62 Ubi Road 1 02-01 Oxley Bizhub 2, Singapore, 408734	3,563,954	5.6%
BlackRock, Inc.(7) 55 East 52nd Street New York, NY 10055	2,513,336	4.0%
*Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1) Includes shares of common stock represented by CDIs. Shares of common stock that Meridian Investments Corporation and BEP Special Situations IV LLC may acquire through conversion of the Convertible Notes are not deemed outstanding for purposes of computing the percentage beneficially owned by any other entities.

(2) Based solely on a Schedule 13G filed on January 29, 2024. Ascend Global Investment Fund SPC (“Ascend Global”) is the sole shareholder of Meridian Investments Corporation (“Meridian”), and as a result may be deemed to share beneficial ownership of the securities held of record by Meridian. Ascend Financial Holdings Limited (“Ascend Financial”) is the sole shareholder of Ascend Capital Advisors (S) Pte. Ltd., which is the sole partner of Ascend Global. As a result, each of the foregoing entities may be deemed to share beneficial ownership of the securities beneficially owned by Ascend Global. By virtue of his control of Ascend Financial, Mr. Halim Susanto may also be deemed to share beneficial ownership of the securities beneficially owned by Ascend Global. Each of Ascend Global, Ascend Capital, Ascend Financial and Mr. Susanto have shared voting and shared dispositive power over 38,496,664.5 shares of common stock. Meridian has shared voting power and shared dispositive power over 16,565,405.25 shares of common stock.

(3) Based on a Schedule 13G filed on January 22, 2024 and information known to the Company, BEP Special Situations IV LLC (“BEP SS IV”) directly holds the Convertible Notes, which are convertible pursuant to the Amended & Restated Note Purchase Agreement into 33,130,810 shares of Common Stock (including accrued interest paid-in-kind through maturity). Bluescape Energy Partners IV GP LLC (“Bluescape GP”) is the general partner of Bluescape Energy Recapitalization and Restructuring Fund IV LP., which wholly owns BEP SS IV. As such, Bluescape GP may be deemed to have beneficial ownership of the securities directly held by BEP SS IV. BEP SS IV and Bluescape GP have shared voting and shared dispositive power over 21,356,416 shares of common stock.

(4) Based on information known to the Company Director Sen Ming (Jimmy) Lim is the sole stockholder of Virtova Capital Management Limited and, as such, may be deemed to be the beneficial owner of the shares held by Virtova Capital Management Limited.

(5) Based on information known to the Company. Eileen Shipes is the trustee and The Harold Roy Shipes and Eileen Anne Shipes Revocable Trust is the controlling stockholder of Atlas Precious Metals Inc. and, as such, may be deemed to be the beneficial owner of the shares held by Atlas Precious Metals Inc.

(6) Based solely on a Schedule 13G filed on February 3, 2023. Mayfair Ventures Pte Ltd. has sole dispositive power over 3,563,954 shares of common stock. Chow Woei Horng is the sole stockholder of Mayfair Ventures Pte Ltd. and, as such, may be deemed to be the beneficial owner of the shares held by Mayfair Ventures Pte Ltd.

(7) Based solely on a Schedule 13G/A filing of BlackRock, Inc. filed on March 7, 2024. BlackRock, Inc. has sole dispositive power over 2,513,336 shares of common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the SEC require that the Company disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers, and beneficial owners of more than ten percent of the Company’s stock. The Company has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities and Exchange Act of 1934, as amended, on behalf of its officers and directors. Based upon a review of forms filed and information provided by the Company’s officers and directors. Based upon a review of forms filed and information provided by the Company’s officers and directors, we believe that all Section 16(a) reporting requirements were met during fiscal year 2023, except for the following (i) each member of the Board of Directors have not filed a Form 4 with respect to their director grants received on June 29, 2022 and July 1, 2022; and (ii) each executive officer has not filed a Form 4 with respect to their employee grants received on May 9, 2022, June 29, 2022, August 15, 2022, and September 1, 2022. These late filings are not due to the fault of any of the individuals above.

EXECUTIVE COMPENSATION

Introduction and Named Executive Officers

During fiscal year 2023, our named executive officers or “NEOs” were:

Name	Age	Position
Susan Brennan(1)	61	President, Chief Executive Officer and Director
Henri Tausch(2)	58	Former Chief Executive Officer and Director
Anthony Hall(3)	48	Performed the functions of Principal Executive Officer
Paul Weibel, CPA(4)	39	Chief Financial Officer, Treasurer and Corporate Secretary
Dinakar Gnanamgari(5)	40	Former Chief Commercial Officer

(1) On March 21, 2023, the Board appointed Susan Brennan as Chief Executive Officer effective April 24, 2023.

(2) On September 28, 2022, the Board accepted the resignation of Henri Tausch as President and Chief Executive Officer and as a member of the Board, effective as of October 31, 2022.

(3) On October 1, 2022, the Board engaged the services of Anthony Hall to perform the functions of the Company’s Principal Executive Officer until the appointment of Susan Brennan.

(4) Paul Weibel was appointed Corporate Secretary in June 2023.

(5) On May 12, 2023, Dinakar Gnanamgari left the Company as part of cost cutting measures.

Summary Compensation Table

	Fiscal Year Ended June 30,	Salary ($)	Bonus ($)		Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation ($)		Total ($)
Susan Brennan	2023	96,154	80,000	(8)	1,000,000	1,480,000	—		2,656,154
President, Chief Executive Officer and Director
Henri Tausch	2023	196,250	—		—	—	914,191	(3)	1,110,441
Former Chief Executive Officer and Director	2022	351,000	278,582		79,174	2,478,908	19,554	(4)	3,207,218
Anthony Hall	2023	—	—		—	—	286,776	(5)	286,776
Performed the functions of Principal Executive Officer
Paul Weibel	2023	297,033	95,000	(8)	221,993	—	77,510	(6)	691,536
Chief Financial Officer, Treasurer and Corporate Secretary	2022	245,192	80,831		22,564	1,564,384	46,936	(6)	1,959,907
Dinakar Gnanamgari	2023	274,598	—		124,591	—	98,181	(7)	497,370
Former Chief Commercial Officer	2022	250,961	100,000		22,564	1,173,907	12,298	(4)	1,559,730

(1) The amounts reported in this column represent the aggregate grant-date fair value of stock awards granted in the relevant year compiled in accordance with FASB Topic 718, excluding forfeiture estimates. Stock awards comprise Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”). For additional details regarding Stock awards, see “—Outstanding Equity Awards at Fiscal Year End” below. Based on a probability analysis, no value was reported for the 2022 PSUs granted. For additional information regarding the valuation assumptions used to determine the grant-date fair value of stock awards in this column, see footnote 12 to our consolidated financial statements in Item 8 of our Form 10-K for the year ended June 30, 2023.

(2) The amounts reported in this column represent the aggregate grant-date fair value of option awards granted in the relevant year compiled in accordance with FASB Topic 718, excluding forfeiture estimates. For additional information regarding the valuation assumptions used to determine the grant-date fair value of option awards in this column, see footnote 12 to our consolidated financial statements in Item 8 of our Form 10-K for the year ended June 30, 2023. For additional details regarding Option Awards, see “—Outstanding Equity Awards at Fiscal Year End” below.

(3) Amount reflects $881.7 thousand in severance and $32.4 thousand in employer match contributions under our 401(k) plan.

(4) These amounts reflect employer match contributions under our 401(k) plan.

(5) Amount reflects amounts paid to Mr. Hall as compensation for performing the functions of the Company's Principal Executive Officer from October 2022 through April 2023.

(6) Amounts reflect $60 thousand and $35 thousand paid to Mr. Weibel during 2023 and 2022, respectively as reimbursement for relocation costs. The remaining amounts in both years reflect employer match contributions under our 401(k) plan.

(7) Amount reflects $91.7 thousand paid as severance to Mr. Gnanamgari and $6.5 thousand in employer match contributions under our 401(k) plan.

(8) The Company's Compensation Committee approved fiscal year 2023 bonuses for Susan Brennan and Paul Weibel in the amount of $80,000 and $95,000, respectively. The amounts were contingent upon the closing of an equity financing and were paid in January 2024.

Employment Agreements

We had employment agreements with each of the above NEOs.

Susan Brennan

Under the terms of Ms. Brennan’s employment agreement, Ms. Brennan will receive a base salary of $500,000 per year and was eligible to earn a target bonus opportunity of eighty percent (80%) of her annual base salary. She received an annual equity award for fiscal year 2023 with a value equivalent to $1.0 million, which consisted of 117,925 restricted share units (“RSUs”) and 117,925 performance share units (“PSUs”). Ms. Brennan also received an additional one-time sign-on bonus of 400,000 stock options having a per share exercise price of $7.73.

Ms. Brennan’s Employment Agreement provides severance benefits to her if her employment is terminated by the Company for reasons other than for cause, or by Ms. Brennan for good reasons (as each term is defined in the employment agreement). However, if such termination is within three months prior to or within 12 months immediately after a change in control of the Company (the “Change in Control Period”), Ms. Brennan would receive a higher level of severance benefits. Severance benefits under the Employment Agreement and in connection with a change of control are “double trigger” and any payments under the Employment Agreement are subject to Ms. Brennan’s execution of a general release in favor of the Company and its affiliates, and their respective officers and directors, as well as compliance with a perpetual confidentiality obligation, a non-disparagement obligation, a covenant not to compete, and a covenant not to solicit the Company’s customers or employees during employment and for 18 months following any termination of employment. Finally, pursuant to the terms of the equity awards Ms. Brennan receives under the Equity Compensation Plan, if Ms. Brennan is terminated by the Company for reasons other than for cause, by her for good reason, or by reason of her death or disability, she may be entitled to accelerated vesting, and/or pro-rated vesting, for certain of her equity or equity-linked awards, depending on whether the termination is during a Change in Control Period.

Paul Weibel

Under the terms of Mr. Weibel's employment agreement, Mr. Weibel’s salary in fiscal year 2023 was $300,000. Mr. Weibel is eligible to earn an annual bonus of up to 80% of his then-in-effect base salary (on target performance would result in a bonus payment equal to 40% of Mr. Weibel’s then-in-effect base salary). During the year ended June 30, 2022, Mr. Weibel received options to purchase 250,000 common shares in our stock with a weighted average per-share exercise price equal to $16.08 and vest in accordance with the terms of each award (see footnote (4) to table below), subject to his continued employment. Mr. Weibel’s retirement benefits are paid in accordance with 401(k) requirements. Mr. Weibel’s Employment Agreement provides severance benefits to him if his employment is terminated by the Company for reasons other than for cause. Severance benefits under the Employment Agreement, which include six months of annual base pay, six months COBRA coverage and the continued vesting of outstanding equity based compensation awards, are subject to Mr. Weibel’s execution of a general release as well as compliance with a perpetual confidentiality obligation.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our directors and NEOs as of June 30, 2023.

	Option Awards					Stock Awards
Named	Number of Common Stock Underlying Unexercised Options (#) Exercisable	Number of Common Stock Underling Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares of Units of Stock That Have Not Vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(8)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(7)
Named Executive Officers
Susan Brennan	—	400,000	(1)	7.73	4/24/2033	117,925	(3)	—	117,925	—
Paul Weibel	100,000	150,000	(2)	16.08	10/1/2025	11,041	(4)	—	7,976	—
Directors
David Salisbury	200,000	—		6.58	7/6/2024	19,736	(5)	—	—	—
Stephen Hunt	—	—		—	—	12,379	(5)	—	—	—
Sen Ming (Jimmy) Lim	—	—		—	—	11,087	(5)	—	—	—
H. Keith Jennings	—	—		—	—	9,889	(6)	—	—	—
Graham van’t Hoff	—	—		—	—	8,479	(6)	—	—	—

(1) Options vest cliff vest on April 24, 2026.

(2) 133,333 options vest in equal annual installments on each of November 29, 2023 and 2024 and 16,667 options vest on May 18, 2024.

(3) RSUs vest, subject to continued employment, in equal annual installments on each of April 24, 2024, 2025 and 2026.

(4) 1,851 RSUs vest, subject to continued employment, 40% on June 29, 2024, and 60% on June 29, 2025 and 9,190 RSUs vest in equal annual installments on each of September 1, 2023, 2024 and 2025

(5) 3,701 DSUs vest on the date of the second annual meeting of stockholders after the date of grant and the remaining RSUs vest on July 31, 2023.

(6) DSUs/RSUs vest on July 1, 2023.

(7) The value of each stock award is based on the target number of shares of Common Stock into which such stock award may convert and the closing price of our Common Stock on June 30, 2023.

(8) PSUs cliff vest, subject to continued employment, on the third anniversary of the grant date, subject to achievement of performance objectives.

2022 Equity Compensation Plan

We have adopted the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan for purposes of granting options in us and other awards based on our shares to employees and other service providers of ours. The following is a summary of the principal terms of the Incentive Plan, which is qualified in its entirety by reference to the full text of the Incentive Plan, which is filed as an exhibit hereto and incorporated herein by reference.

Purpose of the Plan

The purpose of the Incentive Plan is to promote our financial interests by providing a means through which our current and prospective directors, officers, key employees, and consultants can be retained and motivated through acquiring an equity interest in us or be paid incentive compensation in the form of our Common Stock.

Administration of the Plan

The Incentive Plan is administered by the Board of Directors or, to the extent it has delegated its authority under the Incentive Plan, the Compensation Committee of the Board (or such other committee of the Board) (the “Administrator”). The Compensation Committee comprises “nonemployee directors” for purposes of Rule 16b-3 under the Exchange Act. The Administrator has the power in its discretion to grant awards under the Incentive Plan, to designate the eligible participants, to determine the terms and conditions of such awards, to construe and interpret the provisions of the Incentive Plan, and to make any other determination and take any other action as it deems necessary or desirable for the administration of the Incentive Plan and to protect our interests, among other authority provided under the Incentive Plan.

Number of Authorized Shares

The aggregate number of shares of Common Stock that may be issued or transferred pursuant to awards granted under the Incentive Plan may not exceed 2,500,000 shares of Common Stock. The number of shares that may be issued to any individual under the Incentive Plan (when combined with all of our other securities-based arrangements, as applicable) may not exceed 2% our outstanding number of issued shares from time to time.

The maximum number of shares subject to awards granted during a single fiscal year to any nonemployee director, taken together with any cash fees paid to such nonemployee director during the fiscal year, may not exceed $750,000 in total value (calculating the value of any such awards based on the grant-date fair value of such awards for financial-reporting purposes).

In the event of certain changes in our capitalization, the Administrator will adjust the number, class and type of securities available for issuance under the Incentive Plan and all awards shall be adjusted in accordance with certain tax requirements. Except as described below, shares subject to an award under the Incentive Plan that are terminated, canceled, or forfeited will be available for subsequent awards under the Incentive Plan. Shares withheld in payment of the exercise price of an option or withholding taxes related to an award will be returned to the Incentive Plan share reserve for future grants of awards under the Incentive Plan and will not reduce the Incentive Plan Share Reserve. To the extent an award under the Incentive Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Incentive Plan Share Reserve.

Eligibility and Participation

Eligibility to participate in the Incentive Plan is generally limited to our employees, consultants, directors, and officers or those of any of our affiliates.

Types of Awards under the Incentive Plan

The Incentive Plan authorizes the Administrator to grant awards, individually or collectively, to recipients in any of the following forms, subject to such terms, conditions, and provisions as the Administrator may determine to be necessary or desirable:

•
nonqualified stock options (“NSOs”);
•
restricted share units (“RSUs”);

•
performance share units (“PSUs”);
•
director share units (“DSUs”);
•
performance cash units (“PCUs”); and
•
other equity-based awards.

Term of Awards

The term of each award will be determined by the Administrator and stated in the award agreement. In the case of an option, the term may not exceed 10 years from the grant date or such shorter term as may be provided in the award agreement.

Options

Stock options entitle the option holder to purchase shares at a price established by the Administrator. The Administrator will determine the terms of the options, including the vesting and other conditions that must be satisfied for the vesting and exercisability of such awards.

Exercise Price

The Administrator will determine the exercise price of each option at the date of grant, which price may not be less than 100% of the fair market value of the underlying Shares on the date of grant. The Incentive Plan prohibits the reduction of the exercise price of options without stockholder approval, other than in connection with a change in our capitalization.

Exercise of Options

An option holder may exercise his or her Options by delivering notice of the number of Options that are being exercised accompanied by payment in full of the applicable exercise price, in such form and pursuant to such procedures as we may designate from time to time, and may consist of any consideration and method of payment authorized by the Board and permitted by the award agreement and the Incentive Plan.

Separation from Service

In the event that an Incentive Plan participant’s service with us ceases during the vesting period, any unvested options, RSUs, PSUs, and PCUs held by the participant shall expire and be forfeited immediately; provided, however, that the Administrator shall have the absolute discretion to accelerate the vesting of such awards. In respect of options, except as otherwise provided in an award agreement, vested options must be exercised in accordance with the terms of the Incentive Plan by the earlier of the first anniversary date of the termination of service and the expiry date of the option. In respect of PSUs and PCUs, should the Administrator choose to accelerate vesting of PSUs or PCUs, performance-vesting conditions will be waived. In respect of DSUs, all unvested DSUs will automatically vest on the first business day following the date the individual ceases to hold any directorship with us or one of our affiliates.

Stock Awards

Stock awards, including RSUs, PSUs, DSUs, and other types of awards deriving their value from the Shares, may be granted under the Incentive Plan. These stock awards may be denominated in Shares or units payable in Shares (e.g., RSUs) and may be settled in cash, Shares, or a combination of cash and Shares. Dividend equivalent rights, which represent a right to receive the equivalent value of dividends paid on Shares, may be granted in connection with DSUs. The Administrator will determine the terms of stock awards, including the vesting and other conditions that must be satisfied for the vesting of such awards.

Tax Withholding

The Administrator may require a recipient to remit and will have the right to deduct or withhold an amount sufficient to satisfy applicable withholding tax requirements with respect to any award granted under the Incentive Plan.

Change in Control

The effect, if any, of certain transactions described in the Incentive Plan constituting a change in control of us on any awards outstanding at the time immediately prior to such change in control will be specifically set forth in the corresponding award agreement, or if no such treatment is specified, then such outstanding awards shall be subject to any agreement of purchase, merger, or reorganization that effects such change in control, which agreement shall provide for treatment of such awards.

Termination and Amendment of the Incentive Plan

The Board or the Committee may amend, suspend, or terminate the Incentive Plan or any award at any time, subject to any required shareholder approval and any required consent from participants to the extent required under the Incentive Plan or by applicable law.

Term of Plan

The Incentive Plan became effective on the date of our admission to, and the listing of shares for trading on, Nasdaq, and will continue in effect until terminated through a resolution by the Board, provided that the termination of the Incentive Plan will not affect awards then outstanding, and the terms and conditions of the Incentive Plan shall continue to apply to such awards.

Retirement Plan and Employee Benefits

We sponsor a 401(k)plan covering substantially all of our employees, including our NEOs. Employees become eligible to participate in the plan upon completing three months of service and attainment of age 21. Eligible employees may elect to make either pretax or

Roth contributions to the plan, subject to limitations set forth in the plan and the Code. We may make safe-harbor matching contributions equal to 100% of the first 4% of employees’ eligible earnings and an additional 50% on the next 2% of employees’ eligible earnings. We may also make discretionary profit-sharing contributions.

Clawback Policy

We have adopted a compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after October 2, 2023, as required by new SEC rules and NASDAQ Listing Rules implemented pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and which can be recovered from time-vesting or performance-vesting equity compensation (in addition to other forms of compensation).

DIRECTOR COMPENSATION

The compensation of the Company’s nonemployee directors is paid in the form of annual retainers and grants of restricted stock units. For the fiscal year ended June 30, 2023, grants of restricted stock units were issued in a single annual grant. Beginning in fiscal year 2024, grants of restricted stock units will occur quarterly and will vest in July 1 of the following year.

The following table and related footnotes show the compensation paid to our directors during the last completed fiscal year.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)		Total ($)
David Salisbury	128,000	106,445	(2)	234,445
Stephen Hunt	70,304	60,887	(3)	131,191
Sen Ming (Jimmy) Lim	60,717	54,607	(4)	115,324
H. Keith Jennings	60,012	59,549	(5)	119,561
Graham Van’t Hoff	132,189	27,811	(6)	160,000

(1) Represents the aggregate grant-date fair value of stock awards granted computed in accordance with FASB Topic 718. The grant-date fair value was determined using the market price of our common stock on the grant date. For additional information regarding the valuation assumptions used to determine the grant-date fair value of stock awards in this column, see footnote 12 to our consolidated financial statements in Item 8 of our Form 10-K for the year ended June 30, 2023.

(2) 16,035 RSUs

(3) 8,678 RSUs

(4) 7,386 RSUs

(5) 8,676 RSUs; 1,213 DSUs

(6) 8,479 RSUs

Director Compensation Policy

We have agreed to compensate our board members for their service as nonemployee directors and as chairs or members of our independent board committees. Compensation is in the form of cash and grants of incentive awards under the Incentive Plan. The cash portion of the compensation will be paid in equal quarterly installments, and the incentive award portion of the compensation will be paid in quarterly grants that each vest on July 1 of the following year. Ms. Brennan, our Chief Executive Officer, does not receive compensation in connection with her services as a director.

Our directors are currently compensated as follows:

•
Board members who do not chair committees are compensated with $50,000 per year in cash and receive a long-term incentive award equivalent to $50,000 (subject to shareholder approval);
•
Board members who serve as chair of the Nominating and Corporate Governance Committee or Compensation Committee are compensated with $70,000 per year in cash and receive a long-term incentive award equivalent to $70,000 (subject to shareholder approval);
•
Board members who serve as chair of the Audit Committee are compensated with $80,000 per year in cash and receive a long-term incentive award equivalent to $80,000 (subject to shareholder approval); and
•
Board members who serve on additional committees are compensated with an additional $14,000 in cash and receive a long-term incentive award equivalent to $14,000 (subject to shareholder approval).

In addition, we have awarded each of our directors identified in the director compensation table above, other than Ms. Brennan, director share units (“DSUs”) under the Incentive Plan covering shares of our common stock having a value at the time of award of $200,000. The DSUs will vest 50% on the date of the first annual meeting of our stockholders after the date of grant, with the remaining 50% vesting on the date of the second annual meeting of stockholders after the date of grant. Additionally, all unvested DSUs automatically vest in their entirety on the first business day following the date on which their directorship ceases, and upon the occurrence of a Change in Control (as defined in the Incentive Plan) where the unvested DSUs are not assumed, substituted, or replaced by the acquirer with an equivalent incentive award, 100% of the unvested DSUs shall vest as of the date of Change in Control.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the equity awards outstanding under the Company’s 2022 Equity Compensation Plan as of June 30, 2023:

	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($)(1)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column) (#)
Equity compensation plan approved by security holders(2)	1,024,002	(3)	$15.02	1,517,410
Equity compensation plans not approved by security holders	—		—	—
Total	1,024,002		$15.02	1,517,410

(1) Represents the weighted-average exercise price of the applicable outstanding options. Outstanding RSUs, PSUs and DSUs vest and convert to shares of common stock without the payment of consideration. Therefore, the weighted-average exercise price excludes RSUs, PSUs and DSUs issued under the 2022 Equity Compensation Plan.

(2) Consists of the 2022 Equity Compensation Plan.

(3) Represents 675,000 shares underlying outstanding options, 148,428 shares of unvested RSUs, 139,184 shares of unvested PSUs (at “target” performance) and 61,570 shares of unvested DSUs, in each case, as of June 30, 2023.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2024

Our Board and the Audit Committee are asking our stockholders to ratify the appointment by the Audit Committee of PricewaterhouseCoopers LLP (“PwC”), as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending June 30, 2024. Stockholder ratification of such appointment is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate governance.

In the event our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to continue to retain PwC for the fiscal year ending June 30, 2024. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change should be made. Representatives of PwC are expected to be present at the Annual Meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

On December 8, 2023, the Audit Committee approved the engagement of PwC as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended June 30, 2024. The decision to dismiss BDO USA, LLP (“BDO”) was made by the Company’s Board. BDO’s audit report on the Company’s consolidated financial statements for the fiscal years ended June 30, 2022, and June 30, 2021; did not contain any adverse opinions or disclaimers of opinion; and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended June 30, 2021, June 30, 202,2 and the subsequent interim period through August 31, 2022, there were no (i) “disagreements,” with BDO, as such term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and the related instructions thereto (“Regulation S-K”), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) or reportable event(s), if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) or reportable event(s) in connection with its report on the Company’s consolidated financial statements for the fiscal year ended June 30, 2022, or (ii) “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

Fees billed by PwC and BDO for the fiscal years ended June 30, 2023 and 2022, respectively, are as follows:

	Fiscal Year Ended June 30,
	2023	2022
Audit fees	$629,080	$472,100
Audit-related fees	—	—
Tax fees	—	14,495
All other fees	2,900	—
Total fees	$631,980	$486,595

Audit fees for the year ended June 30, 2023 include $629,080 paid to PwC for the audit of the Company’s year-end financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, consents, and other items related to SEC matters. Other fees for the year ended June 30, 2023 include $2,900 paid to PwC for accounting research and disclosure software.

Audit fees paid to BDO for the year ended June 30, 2022, consisted of $173,625 related to the audit of the year ended June 30, 2021, $262,000 related to the audit of the year ended June 30, 2022, consents and other items related to our Form 10 and Form 10-K filings. All other fees were for professional services rendered in connection with certain S-1 and S-8 registration statements. There were no other audit-related fees, tax fees, or any other fees billed by BDO during the year ended June 30, 2022.

Determination of Independence

In considering the nature of the services provided by our independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.

Additional information concerning the Audit Committee and its activities can be found in the following sections of this Proxy Statement: “Corporate Governance—Audit Committee” and “Report of the Audit Committee.”

Preapproval Policy

According to policies adopted by the Audit Committee and ratified by our Board, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be preapproved by the Audit Committee. The Audit Committee has established a general preapproval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors.

The Audit Committee approved one hundred percent (100%) of all services provided by PwC and BDO during the years ended June 30, 2023 and June 30, 2022, respectively. The Audit Committee has considered the nature and amount of the fees billed by PwC and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining PwC’s independence.

Recommendation of Our Board of Directors and Audit Committee

OUR BOARD OF DIRECTORS AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PricewaterhouseCoopers LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2024.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial-reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, and applicable laws and regulations. The Audit Committee is responsible for appointing, compensating, overseeing, and, where appropriate, discharging and replacing the Company’s independent registered public accounting firm (the “independent accounting firm”). In addition, the Audit Committee is involved in the selection of the lead audit engagement partner whenever a rotational change is required by applicable law or listing standards or for any other reason. The independent accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In addition, once applicable, the independent accounting firm will express its own opinion on the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes.

The function of the Audit Committee is not intended to duplicate or attest as to the activities of management and the independent accounting firm, nor can the Audit Committee certify that the independent accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent accounting firm on the basis of the information it receives, discussions with management and the independent accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

In this context, the Audit Committee met and held numerous discussions with management and the independent accounting firm during fiscal year 2023. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accounting firm. The Audit Committee discussed with the independent accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The independent accounting firm also provided to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communications with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent accounting firm the firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent accounting firm and the Audit Committee’s review of the representations of management and the report of the independent accounting firm on the Consolidated Financial Statements, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, filed with the SEC on August 30, 2023.

Audit Committee of the Board of Directors

H. Keith Jennings Stephen Hunt David Salisbury

PROPOSAL THREE

TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES,

PARTICIPATION BY EACH OF (1) SUSAN BRENNAN AND (2) BARRY DICK IN THE COMPANY’S 2022

EQUITY COMPENSATION PLAN

Introduction

The purpose of the Plan is to promote the financial interests of the Company by providing a means through which current and prospective directors, officers, key employees and consultants of the Company can be retained and motivated through acquiring an equity interest in the Company, or be paid incentive compensation in the form of the Company’s common stock.

This Proposal seeks approval of the Plan for the purposes of ASX Listing Rule 10.14 and for all other purposes to allow each of (1) Susan Brennan and (2) Barry Dick to participate in, and be granted awards under, the Plan.

The participation in the Plan by each of Susan Brennan and Barry Dick will be voted on separately.

Restriction on ability to issue securities without approval

ASX Listing Rule 10.14 requires a listed entity to obtain the approval of its shareholders before issuing equity securities (including Director Share Units, Restricted Share Units and Performance Share Units) to a director under an employee incentive scheme. Approval can be obtained, for the purposes of ASX Listing Rule 10.14, for the issue of equity securities to directors under an employee incentive scheme for a period of up to 3 years.

An issue of equity securities that is made with the approval of shareholders under ASX Listing Rule 10.14 does not count towards an entity’s placement capacity under ASX Listing Rule 7.1 and is an exception to ASX Listing Rule 10.11 (noting that the Company has sought and received a waiver from ASX Listing Rule 7.1 subject to certain conditions as announced on 1 May 2024).

The purpose of this Proposal is to seek approval, for the purpose of ASX Listing Rule 10.14 and for all other purposes, to allow each of the following current or prospective directors (as applicable) to participate in, and be granted awards under, the Plan:

(a)
Ms. Susan Brennan (as a current director); and
(b)
Mr. Barry Dick (as a prospective director, noting that Mr. Barry Dick’s ability to participate in, and be grant awards under the Plan, will be subject to his appointment as a director which is the subject of shareholder approval under Proposal 1).

If this Proposal is approved, the Company may continue to grant awards under the Plan to each of Ms. Susan Brennan and Mr. Barry Dick (subject to Mr. Barry Dick’s appointment as a director) as part of their remuneration for services provided.

If this Proposal is not approved, the Company will be restricted in its ability to issue awards to each of Ms. Susan Brennan and Mr. Barry Dick without seeking further shareholder approval, and may (if such approval is not obtained) instead be required to compensate each of Ms. Susan Brennan and Mr. Barry Dick (assuming Mr. Barry Dick is appointed as a director) by way of cash or other form of remuneration.

Additional information required by ASX Listing Rule 10.15

Pursuant to and in accordance with ASX Listing Rule 10.15, the following information is provided in relation to this Proposal:

a)
The Company is seeking approval for each of:
(i)
Ms. Susan Brennan as a current directors to participate in the Plan. Ms. Susan Brennan falls within Listing Rule 10.14.1 because she is a current director of the Company; and
(ii)
Mr. Barry Dick as a prospective director to participate in the Plan. Mr. Barry Dick falls within Listing Rule 10.14.1 because he is a prospective director of the Company (his appointment being subject to shareholder approval under Proposal 1).

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in the Plan after this Proposal is approved and who are not named herein will not participate until approval is obtained under that rule.

b)
The maximum number of awards that can be allocated to the directors under the Plan in the next 3 years cannot be calculated, because it is subject to the Company’s share price. However, the maximum potential value of awards that could be allocated annually under the Plan to non-executive directors, based on the current remuneration, is US$476,000. The total aggregate number of shares of common stock which may be issued or transferred pursuant to awards granted under the Plan may not exceed 2.5 million.
c)
The total annual remuneration payable to each current or prospective Director (if appointed, subject to shareholder approval under Resolution 1) is as follows:
(i)
Ms. Susan Brennan: US$0
(ii)
Mr. Barry Dick: US$100,000
d)
No awards have been previously granted to any of Ms. Susan Brennan and Mr. Barry Dick.
e)
A summary of the material terms of the awards is set out above under “Executive Compensation – 2022 Equity Compensation Plan”. Further details of the awards are set out in the Plan, a copy of which is available on the Company’s website at www.5eadvancedmaterials.com.

Awards are considered a cost-effective and efficient means of payment in consideration of services rendered by the directors. The value of awards is generally determined by reference to the average closing price of common stock for the 10 trading days prior to the date of grant. The actual value (if any) that directors will receive from the grant of awards cannot be determined until the end of the relevant vesting conditions and will depend on the extent to which the vesting conditions are achieved.

f)
Awards will be allocated no later than 3 years after the date of the Annual Meeting.
g)
No cash consideration is payable for the grant of awards under the Plan.
h)
A summary of the material terms of the Plan is set out above.
i)
No loan will be provided by the Company to a Director in relation to the grant of awards under the Plan.
j)
Details of any awards granted pursuant to the Plan in any financial year will be set out in the Company’s annual report for that year, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14.
k)
A voting exclusion statement applies to Proposal Three, as set out on page 11 of this Proxy Statement.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS (WITH SUSAN BRENNAN AND BARRY DICK ABSTAINING) UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE PARTICIPATION BY EACH OF (1) SUSAN BRENNAN AND (2) BARRY DICK IN THE COMPANY’S 2022 EQUITY COMPENSATION PLAN.

PROPOSAL FOUR

TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF AWARDS TO SUSAN BRENNAN PURSUANT TO THE COMPANY’S 2022 EQUITY COMPENSATION PLAN

Introduction

This Proposal seeks shareholder approval to the proposed grant of awards to Ms. Susan Brennan pursuant to the Company’s 2022 Equity Compensation Plan for the purposes of ASX Listing Rule 10.14. Ms. Brennan was appointed a Director in June 2023 and the grant of awards to her requires shareholder approval for the purposes of ASX Listing Rule 10.14.

Proposed grant of Awards

The Company proposes to grant the following awards under the Plan to Ms. Susan Brennan:

(a)
152,439 Restricted Share Units with an effective date of September 15, 2023 and vesting ratably over a three year period; and
(b)
152,439 Performance Share Units with an effective date of September 15, 2023 and a vesting date of September 15, 2026.

Restriction on ability to issue securities without approval

ASX Listing Rule 10.14 requires a listed entity to obtain the approval of its shareholders before issuing equity securities (including Director Share Units, Restricted Share Units and Performance Share Units) to (among others) a Director, an associate of a Director, or a person whose relation with the entity (or another person covered by ASX Listing Rule 10.14) is such that, in ASX’s opinion, the acquisition should be approved by shareholders, under an employee incentive scheme.

The issue of Restricted Share Units and Performance Share Units to Ms. Susan Brennan falls within Listing Rule 10.14.1 because Susan is a current Director of the Company.

The purpose of this Proposal is to seek approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, for the grant of awards to Ms. Susan Brennan.

If the Proposal is approved, the Company will be able to proceed with the proposed grant of awards to Ms. Susan Brennan.

If the Proposal is not approved, the Company may not be able to proceed with the proposed grant of awards, and the Company will need to find alternative measures to appropriately incentivize and compensate Ms. Susan Brennan.

Additional information required by ASX Listing Rule 10.15

Pursuant to and in accordance with ASX Listing Rule 10.15, the following information is provided in relation to this Proposal:

(a)
Awards are proposed to be granted to Ms. Susan Brennan. Ms. Brennan is a current Director of the Company for the purposes of ASX Listing Rule 10.14.1.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in the Plan after this Proposal is approved and who are not named herein will not participate until approval is obtained under that rule.

(b)
The number and class of securities for which approval is being sought is as set out above (being a total of 152,439 Restricted Share Units and 152,439 Performance Share Units).
(c)
The total annual remuneration currently payable to each of Ms. Susan Brennan is as noted in Proposal Three.
(d)
No awards have previously been granted to Ms. Susan Brennan since she has assumed directorship.
(e)
A summary of the material terms of the awards is set forth in “Executive Compensation – 2022 Equity Compensation Plan” above. Awards are considered a cost-effective and efficient means of payment in consideration of services rendered by the directors.

The value of awards is generally determined by reference to the average closing price of common stock for the 10 trading days prior to the date of grant. No independent valuation has been obtained in respect of the awards. The actual value (if any) that will be received from the grant of awards cannot be determined until the end of the relevant vesting conditions and will depend on the extent to which the vesting conditions are achieved.

Based on a price of US$1.15 (being the closing price of common stock on NASDAQ on April 30, 2024), the securities to be issued under this Proposal have the following values:

(1)
To Susan Brennan: US$350,609.70

(f)
Securities the subject of this Proposal are proposed to be issued within 30 days after of the date of the Annual Meeting (and in any event, will be issued no later than 3 years after the date of the Annual Meeting).
(g)
No cash consideration is payable for the grant of securities that are the subject of this Proposal.
(h)
A summary of the material terms of the Plan is set forth in “Executive Compensation – 2022 Equity Compensation Plan” above.
(i)
No loan will be provided by the Company to a Director in relation to the issue of the securities that are the subject of this Proposal.
(j)
Details of any awards issued pursuant to the Plan in any financial year will be set out in the Company’s annual report for that year, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14.
(k)
A voting exclusion statement applies to Proposal Four, as set out on page 11 of this Proxy Statement.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS (WITH SUSAN BRENNAN ABSTAINING) UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF AWARDS TO SUSAN BRENNAN PURSUANT TO THE COMPANY’S 2022 EQUITY COMPENSATION PLAN.

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MMMMMMMMM 000001 MR ASAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/FEAM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/FEAM 2023 Annual Meeting Proxy Card 1234 5678 9012 345 • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 4.A 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain + 01 - Susan Brennan 02 - David Jay Salisbury 03 - Stephen Hunt 06 - Graham van't Hoff 04 - H. Keith Jennings 05 - Sen Ming (Jimmy) Lim 07 - Barry Dick For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as 3. To approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the independent auditors of the Company for fiscal year 2024 participation by Susan Brennan and Barry Dick in the Company’s 2022 Equity Compensation Plan: For Against Abstain 4. To approve, for purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of awards to Susan Brennan pursuant to the Company’s 2022 Equity Compensation Plan: 01 - Susan Brennan For Against Abstain 02 - Barry Dick 01 Susan Brennan Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE C 1234567890 JNT 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 1UPX 615005 MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MMMMMMM + 03ZX1F

The 2023 Annual Meeting of Shareholders of 5E Advanced Materials, Inc. will be held on June 24, 2024 at 10:00am PT, virtually via the internet at meetnow.global/MKL7NXS. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/FEAM Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/FEAM • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Notice of 2023 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — June 24, 2024 Proxy — 5E Advanced Materials, Inc. + Susan Brennan and Paul Weibel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of 5E Advanced Materials, Inc. to be held on June 24, 2024 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below. +

5E Advanced Materials, Inc. ARBN 655 137 170 *L000002* 5EARM MR RETURN SAMPLE 123 SAMPLE STREET SAMPLE SURBURB SAMPLETOWN VIC 3030 CDI Voting Instruction Form Need assistance? Phone: 1300 850 505 (within Australia) +61 3 9415 4000 (outside Australia) Online: www.investorcentre.com/contact YOUR VOTE IS IMPORTANT For your vote to be effective it must be received by 12:00 noon (AEDT) on Thursday, 20 June 2024. How to Vote on Items of Business Ten (10) CHESS Depositary Interests (CDIs) are equivalent to one (1) share of Company Common Stock, so that every 10 (ten) CDIs registered in your name at 1 May 2024 entitles you to one vote. You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares. SIGNING INSTRUCTIONS FOR POSTAL FORMS Individual: Where the holding is in one name, the securityholder must sign. Joint Holding: Where the holding is in more than one name, all of the securityholders should sign. Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable. Lodge your Form: Online: Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code. Your secure access information is Control Number: 999999 PIN: 99999 For Intermediary Online subscribers (custodians) go to www.intermediaryonline.com By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne VIC 3001 Australia By Fax: 1800 783 447 within Australia or +61 3 9473 2555 outside Australia PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential. You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare. Samples/000002/000003

MR RETURN SAMPLE Change of address. If incorrect, 123 SAMPLE STREET mark this box and make the SAMPLE SURBURB correction in the space to the left. SAMPLETOWN VIC 3030 Securityholders sponsored by a broker (reference number commences with ‘X’) should advise your broker of any changes. I ND Please mark to indicate your directions CDI Voting Instruction Form  Step 1 CHESS Depositary Nominees Pty Ltd will vote as directed Voting Instructions to CHESS Depositary Nominees Pty Ltd I/We being a holder of CHESS Depositary Interests of 5E Advanced Materials, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting of 5E Advanced Materials, Inc. to be held virtually via the internet at www.meetnow.global/MKL7NXS on Monday, 24 June 2024 at 10:00am Pacific Time and at any adjournment or postponement of that meeting. By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting. PLEASE NOTE: If you mark the Abstain box for an item, you are directing CHESS Depositary Nominees Pty Items of Business Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 Susan Brennan 02 David Jay Salisbury 03 Stephen Hunt 04 H. Keith Jennings 05 Sen Ming (Jimmy) Lim 06 Graham van't Hoff 07 Barry Dick For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for fiscal year 2024 3. To approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by Susan Brennan and Barry Dick in the Company’s 2022 Equity Compensation Plan For Against Abstain For Against Abstain 01 Susan Brennan 02 Barry Dick 4. To approve, for purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of awards to Susan Brennan pursuant to the Company’s 2022 Equity Compensation Plan: For Against Abstain 01 Susan Brennan Step 3 Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Securityholder 2 Securityholder 3 Sole Director & Sole Company Secretary Director Update your communication details (Optional) Mobile Number Email Address / / Director/Company Secretary Date By providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically 5EA 308820A